TAX-FREE TRUST OF ARIZONA

                       Supplement to the Prospectuses and
                       Statement of Additional Information
                             Dated October 24, 2005


         On June 1, 2006 the Aquilasm Group of Funds launched a new mutual fund called "Aquila Three Peaks High Income Fund" ("Three Peaks"). Three Peaks is designed for long-term investors who primarily seek high current income.

         The materials in the prospectuses and Statement of Additional Information relating to the Trust's exchange privilege are supplemented as follows:

         The Board of Trustees of the Trust has approved the addition of Three Peaks to the list of Aquila funds into which shares of Tax-Free Trust of Arizona may be exchanged. Similarly, shares of Three Peaks may be exchanged into shares of the Trust.

         All exchanges are subject to the terms of the Trust's exchange privilege. Before exchanging your shares into Three Peaks, or any of the other Aquila funds, you should read about and carefully consider the investment objectives, risks, charges, expenses and other information found in the fund Prospectus.

                         The date of this supplement is
                                  June 16, 2006